UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2011

Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2011, the Board of Directors (the "Board") of Universal Technical Institute, Inc. (the "Company") approved the Company’s entry into Retention/Recognition Bonus Agreements (each, a "Retention/Recognition Bonus") with each of Kimberly J. McWaters, Chief Executive Officer and Director, Eugene S. Putnam, Jr., President and Chief Financial Officer, Richard P. Crain, Senior Vice President of Marketing and Strategy, and Thomas E. Riggs, Senior Vice President, Operations (each, an "Executive" and, together, the "Executives"). The Board determined to grant the Retention/Recognition Bonuses to help motivate and retain the Executives as well as to recognize their extraordinary efforts during a particularly difficult regulatory and legislative environment affecting the Company and its industry. Therefore, each Retention/Recognition Bonus is contingent upon the Executive remaining continuously employed by the Company.

The Retention/Recognition Bonus is comprised of cash bonuses with specified payment dates as outlined below and restricted stock grants under the Universal Technical Institute, Inc. 2003 Incentive Compensation Plan:

Kimberly J. McWaters
34,903 restricted shares

For Kimberly J. McWaters, twenty-five percent (25%) of the restricted stock grant will become vested and payable on each of the following dates: March 7, 2012, January 7, 2013, June 7, 2013 and June 7, 2014.

Eugene S. Putnam, Jr.
$45,000 cash bonus payable on 6/24/2011
$67,500 cash bonus payable on 3/16/2011
$112,500 cash bonus payable on 1/18/2013
11,855 restricted shares

Richard P. Crain
$29,861 cash bonus payable on 6/24/2011
$44,791 cash bonus payable on 3/16/2011
$74,652 cash bonus payable on 1/18/2013
7,866 restricted shares

Thomas E. Riggs
$47,000 cash bonus payable on 6/24/2011
$48,000 cash bonus payable on 3/16/2011
$80,000 cash bonus payable on 1/18/2013
8,430 restricted shares

For the remaining Executives, fifty percent (50%) of the restricted stock grant will become vested and payable on each of the following dates: June 7, 2013 and June 7, 2014.

The above summary of the Retention/Recognition Bonuses is qualified in its entirety by reference to the text of the form of Retention/Recognition Bonus Agreement filed herewith as Exhibit 10.1 and which is incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

June 13, 2011	By:	/s/ Chad A. Freed

Name: Chad A. Freed
Title: General Counsel, Senior Vice President of Business Development

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Exhibit Index

Exhibit No.	Description

10.1	Form of Retention/Recognition Bonus Agreement.